SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

     [X]  Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ ]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            SPM GROUP, INC.
          (Name of Registrant as Specified in its Charter)

                               N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

          (1) Title of each class of securities to which transaction applies: N/A

          (2)   Aggregate number of securities to which transaction applies:
N/A

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: N/A

          (4)   Proposed maximum aggregate value of transaction:  N/A

          (5)   Total fee paid:  $0.

     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)   Amount Previously Paid:  $0.

          (2)   Form, Schedule or Registration Statement No.:  N/A

          (3)   Filing Party:  N/A

          (4)   Date Filed:  N/A

                          SPM GROUP, INC.

                  5882 South 900 East, Suite #202
                    Salt Lake City, Utah 84121
                          (801)269-9500


                           PROXY STATEMENT

                             INTRODUCTION

Introduction.
-------------

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of SPM Group, Inc., a Colorado corporation (the "Company" or "SPM"), to be voted at a special meeting of the stockholders of the Company (the "Meeting"). The Meeting is to be held at 5882 South 900 East, Salt Lake City, Utah 84121, on Wednesday, June 15, 2000, at 10:00 a.m. Mountain Daylight Time. The accompanying Notice of Special Meeting of Stockholders, this Proxy Statement and the enclosed Proxy are first being mailed to stockholders on or about June 5, 2000.

     The Company's Board of Directors has unanimously resolved to adopt the following resolutions, which will also be submitted to the Company's stockholders at the Meeting:

               1. Effect a reverse split of its outstanding voting securities on a basis of 5000 for one, while retaining the current authorized capital and par value, with appropriate adjustments in the capital accounts of the Company; provided, however, that no stockholder of record, on a per stock certificate of record basis only, that currently owns 100 or more shares shall be reduced to less than 100 shares as a result of the reverse split and that no person owning less than 100 shares shall be affected by the reverse split;

               2.   To authorize the Board of Directors to change the name of
                  the Company to conform with the business or industry that the Board of Directors determines to engage in or conforms with the name or names of any property or business acquired by the Company.


                 APPROXIMATE DATE OF MAILING JUNE 5, 2000

     The cost of preparing, printing and mailing these documents and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of the Company's no par value common stock (the "Common Stock")and will reimburse these parties for their reasonable and customary charges or expenses in this regard. Total expenses of this solicitation should not exceed $5,000.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE
                        AFOREMENTIONED PROPOSALS.

                 OUTSTANDING SHARES, VOTING AND PROXIES

Record Date and Outstanding Shares.
-----------------------------------

     The Board of Directors has fixed June 5, 2000, as the record date for the determination of holders of Common Stock entitled to notice of and to vote at the Meeting. At the close of business on that date there were 99,863,858 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock will be entitled to one vote per share held and are not entitled to cumulative voting regarding either proposal being submitted at the Meeting.

Proxies and Revocability of Proxies.
------------------------------------

     The enclosed Proxy is being solicited by the Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by the Company prior to or at the Meeting and not properly revoked prior to or at the Meeting will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

     Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by
(i) filing with the President of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the President of the Company before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a Proxy should be sent to SPM Group, Inc., at 5882 South 900 East, Suite 202, Salt Lake City, Utah 84121, to the attention of John Chymboryk, President, or hand delivered to the President, at or before the taking of the vote at the Meeting.

Quorum and Voting.
------------------

     The presence in person or by proxy of at least a majority (50%) of the total number of outstanding shares of Common Stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum.

     The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted in favor of all matters to be voted on as set forth in the Proxy and, at the discretion of the persons named in the Proxy, on any other business that may properly come before the Meeting.

     All other matters submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

     Management knows of no other matters that may be presented to the Meeting.

                             DISSENTERS' RIGHTS

Dissenters' Rights of Appraisal.
--------------------------------

     There are no dissenters' rights of appraisal applicable to the matters covered by this Proxy Statement under the Colorado Corporation Code.

                                 PROPOSAL 1

PROPOSAL 1 - AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE A 5000
               FOR 1 REVERSE SPLIT OF THE OUTSTANDING COMMON STOCK.

     The Company's Board of Directors has voted to authorize a 5000 for one reverse split of the outstanding Common Stock of the Company while retaining the current authorized capital and par value, with appropriate adjustments in its capital accounts; provided, however, that no stockholder of record currently owning 100 or more shares, on a per stock certificate of record basis shall be reduced to less than 100 shares as a result of the reverse split and that no person owning less than 100 shares shall be affected by the reverse split.

     The reason for this reverse split are as follows:

          1. Almost all of SPM's 100,000,000 authorized shares have been issued, and there are no shares available to issue for cash, assets or any other value for the benefit of SPM or its stockholders.

          2. Acquisitions that involve any reasonable value where the acquiring company has little or no assets usually result in the pre-reorganization or acquisition company retaining a very small percentage of the reorganized company.

          3. A reverse split without "round lots" would not be beneficial to SPM because stockholders owning less than a round lot are not counted for computing the minimum number of stockholders required for NASDAQ listing.

          4. A substantial reverse split without a minimum rounding may affect SPM's status as a publicly-held company.

          5. SPM currently has no material assets and the reverse split will affect any principal stockholder, including the principal stockholder that is controlled by present management, fairly equally.

          6. SPM will have little opportunity to acquire any enterprise of value or to issue shares in a private or public offering unless a reverse split of this size is effected because of its developmental stage.

          7. This reverse split could enhance stockholder value and the potential of SPM and its stockholders.

     Management recommends a vote in favor of this proposal.

                             PROPOSAL 2

               PROPOSAL 2 - AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO A NAME THAT CONFORMS WITH THE BUSINESS OR INDUSTRY THAT THE BOARD OF DIRECTORS DETERMINES TO ENGAGE IN OR CONFORMS WITH THE NAME OR NAMES OF ANY PROPERTY OR BUSINESS ACQUIRED BY
                              THE COMPANY.

     The principal purpose of this proposal is to save the cost and expense of another proxy solicitation once the Company determines what business or industry in which it intends to conduct business operation, by private or public financing or by acquisition.

     Management also recommends a vote in favor of this proposal.

                        PRINCIPAL STOCKHOLDERS

Voting Securities and Principal Holders Thereof.
------------------------------------------------

     As June 5, 2000, the record date for the determination of holders of Common Stock entitled to notice of and to vote at the Meeting, a total of 99,863,858 shares of Common Stock were outstanding; such shares are entitled to one vote on the matters to be voted on at the Meeting.

     The following table sets forth the share holdings of the Company's directors and executive officers and those persons who owned more than 5% of the Company's common stock as of June 5, 2000.

                                          Number and Percentage
Name and Address                      of Shares Beneficially Owned
----------------                      ----------------------------
John Chymboryk, President
and Sole Director                                *
5882 South 900 East
Suite 202
Salt Lake City, Utah 84121

Capital Holdings LLC                          56,000,000-56%
5882 South 900 East
Suite 202
Salt Lake City, Utah 84121

Kip Eardley, Secretary                                *
and Director
5882 South 900 East
Suite 202
Salt Lake City, Utah 84121

                * Messrs. Chymboryk and Eardley are the principal and controlling stockholders of Capital Holdings LLC.

Changes in Control.
-------------------

     There are no present arrangements or understandings that may result in a change in control of SPM, and there has been no change in control of SPM since the beginning of its current fiscal year, January 1, 2000; however, SPM is presently involved in preliminary negotiations to acquire an operating entity by the exchange of "restricted securities" in an amount that would involve a change in control if the proposal presently being discussed were completed. There is no Letter of Intent or written agreement outlining any such proposal, and there would be numerous conditions to be satisfied before any such transaction could be finalized, including a determination by the Company that it intends to engage in the field of business carried on by this entity; accordingly, there can be no assurance that these negotiations will result in the execution of a definitive agreement or any change in control. Regardless, Management has resolved that if any definitive proposal regarding any acquisition, reorganization or merger is made to the Company that its adoption and consideration be subject to a review of the particular industry in which the entity making the proposal is involved, and the formulation of a business plan that includes the present and intended business operations during the next 12 months, required funding or cash requirements and sources, if any, material purchases of plant and equipment and available financing arrangements. This business plan must be prepared on the assumption that the proposal has been completed.

           INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No stockholder has any interest, direct or indirect, in either of the proposals to be considered at the Meeting that is not shared by all other stockholders, pro rata.

                         VOTE REQUIRED FOR APPROVAL

     A majority of the outstanding voting securities of the Company constitutes a quorum for the transaction of business at any meeting. A majority of those shares voted in favor of the proposals will adopt the proposals. Capital Holdings LLC intends to vote in favor of both proposals.

                                OTHER MATTERS

     The Board of Directors of the Company is not aware of any business other than the aforementioned matters that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy to vote thereon in accordance with their best judgment.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN
             THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                   By Order of the Board of Directors,



June 5, 2000                       John Chymboryk
Salt Lake City, Utah               President

                           APPENDIX "A"


                              PROXY
            FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
                           SPM GROUP, INC.
             TO BE HELD WEDNESDAY, JUNE 15, 2000

     By completing and returning this Proxy to SPM Group, Inc. (the "Company"), you will be designating John Chymboryk, the President of the Company, to vote all of your shares of the Company's Common Stock as indicated below.

     Please complete this Proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and return to the Company in the enclosed self-addressed, envelope.

     Matters of business are as follows:

     PROPOSAL 1 -AMENDMENT OF ARTICLES OF INCORPORATION. Shall the Articles of Incorporation of the Company be amended to authorize a 5000 for one reverse split of the Company's outstanding Common Stock while retaining the current authorized capital and par value, with appropriate adjustments in the capital accounts of the Company; provided, however, that no stockholder of record currently owning 100 or more shares shall be reduced to less than 100 shares as a result of the reverse split, on a per stock certificate of record basis, and that no person owning less than 100 shares shall be affected by the reverse split?

                                        YES       NO       ABSTAIN

                                        ____      ____     ____


     PROPOSAL 2 - AMENDMENT OF ARTICLES OF INCORPORATION. Shall the Articles of Incorporation of the Company be amended to change the Company's name to a name that conforms with the business or industry that the Board of Directors determines to engage in or that conforms with the name or names of any property or business acquired by the Company and shall the Board of Directors have authority to make this name change once this determination is made?

                                        YES       NO       ABSTAIN

                                        ____      ____     ____


     The undersigned hereby acknowledges receipt of the Company's Proxy Statement dated June 5, 2000, and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this Proxy. (Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.)


Dated:  ____________, 2000              _________________________________
                                        Name of stockholder (Please print
                                        legibly)

Number of shares:  ____________         _________________________________
                                        Signature

     This Proxy is being solicited by, and the above referenced proposals are being proposed by, the Board of Directors of the Company. The proposals to be voted on are not related to or conditioned upon the approval of any other matter. You may revoke this Proxy at any time prior to the vote thereon.

     As of June 5, 2000, which is the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting, the Board of Directors of the Company is not aware of any other matters to be
presented at the Meeting.    If no direction is indicated on a Proxy that is
executed and returned to the Company, it will be voted "FOR" each of the proposals set forth above. Unless indicated below, by completing and returning this Proxy, the stockholder grants to John Chymboryk, President, the discretion to vote in accordance with his, her or its best judgment on any other matters that may be presented at the Meeting.

          ____ Withhold discretion to vote on any other matter presented at the Meeting.

                                  APPENDIX B

                         SPM GROUP, INC.

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                     TO BE HELD JUNE 15, 2000

TO ALL STOCKHOLDERS:

     NOTICE is hereby given that a meeting of the stockholders of SPM Group, Inc., a Colorado corporation (the "Company"), will be held at 5882 South 900 East, Salt Lake City, Utah 84121, on Thursday, June 15, 2000, at 10:00 a.m. Mountain Daylight Time (hereinafter, the "Meeting").

     The Meeting will be held for the following purposes

     1. To amend the Company's Articles of Incorporation to effect a reverse split of its outstanding voting securities on a basis of 5000 for one, while retaining the current authorized capital and par value, with appropriate adjustments in the capital accounts of the Company; provided, however, that no stockholder of record, on a per stock certificate of record basis only, that currently owns 100 or more shares shall be reduced to less than 100 shares as a result of the reverse split and that no person owning less than 100 shares shall be affected by the reverse split;

            2. To authorize the Board of Directors to amend the Company's Articles of Incorporation to change its name to conform with the business or industry that the Board of Directors determines to engage in or conforms with the name or names of any property or business acquired by the Company.

     3. To transact any other business that may properly come before the Meeting.

     As of the date of this Notice, the Board of Directors of the Company is not aware of any other business to come before the Meeting.

     Only stockholders of record at the close of business on June 5, 2000, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     Please complete, sign and date the enclosed proxy and return it promptly in the enclosed envelope. If you attend the meeting, you may revoke the proxy and vote personally on all matters brought before the meeting. A list of stockholders will be available for inspection by the stockholders at the headquarters of the Company, 5882 South 900 East, Salt Lake City, Utah.

                                   By Order of the Board of Directors


                                   John Chymboryk
                                   President and Director

June 5, 2000
Salt Lake City, Utah